Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

NET SALES FROM CONTINUING OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2005

($ in millions)

Quarter-to-Date	2005		2004		Percentage Change
	Amount	% of Total	Amount	% of Total	Including Foreign Exchange	Excluding Foreign Exchange
Pharmaceuticals	$3,886	79.5%	$3,856	80.0%	1%	-1%

US Pharmaceuticals	2,084	42.6%	2,048	42.5%	2%	2%
Primary Care	1,539	31.4%	1,419	29.4%	8%	8%
Oncology/Virology	345	7.1%	510	10.6%	-32%	-32%
Neuroscience	200	4.1%	119	2.5%	68%	68%

Latin America/Canada	306	6.3%	257	5.3%	19%	13%

Europe and Middle East Medicines	1,112	22.7%	1,185	24.6%	-6%	-10%

Asia/Pacific Medicines	329	6.7%	318	6.6%	3%	1%

Nutritionals	548	11.2%	510	10.6%	7%	6%

Related Healthcare	455	9.3%	453	9.4%	—	-2%

ConvaTec	247	5.0%	234	4.9%	6%	3%

Medical Imaging	151	3.1%	151	3.1%	—	-1%

Consumer Medicines	57	1.2%	68	1.4%	-16%	-16%

Total Company	$4,889	100.0%	$4,819	100.0%	1%	-1%

Year-to-Date	2005		2004		Percentage Change
	Amount	% of Total	Amount	% of Total	Including Foreign Exchange	Excluding Foreign Exchange
Pharmaceuticals	$7,464	79.2%	$7,566	80.1%	-1%	-3%

US Pharmaceuticals	3,851	40.9%	3,974	42.1%	-3%	-3%
Primary Care	2,797	29.7%	2,800	29.6%	—	—
Oncology/Virology	693	7.4%	942	10.0%	-26%	-26%
Neuroscience	361	3.8%	232	2.5%	56%	56%

Latin America/Canada	564	6.0%	508	5.4%	11%	6%

Europe and Middle East Medicines	2,313	24.6%	2,374	25.1%	-3%	-7%

Asia/Pacific Medicines	628	6.7%	605	6.4%	4%	2%

Nutritionals	1,074	11.4%	1,012	10.7%	6%	5%

Related Healthcare	883	9.4%	867	9.2%	2%	—

ConvaTec	475	5.1%	451	4.8%	5%	2%

Medical Imaging	296	3.1%	290	3.1%	2%	1%

Consumer Medicines	112	1.2%	126	1.3%	-11%	-11%

Total Company	$9,421	100.0%	$9,445	100.0%	—	-2%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2005

(DOLLARS IN MILLIONS)

QUARTER-TO-DATE

	WW Medicines	Nutritionals	Convatec	Medical Imaging	Consumer Medicines	Continuing Operations
Price Increases(Decreases)	-2%	2%	—	-3%	—	-2%
Foreign Exchange	2%	1%	3%	1%	—	2%
Volume	1%	4%	3%	2%	-16%	1%

Total Change	1%	7%	6%	—	-16%	1%

Total 2005 Period to Date Sales	$3,886	$548	$247	$151	$57	$4,889
Total 2004 Period to Date Sales	$3,856	$510	$234	$151	$68	$4,819

YEAR-TO-DATE

	WW Medicines	Nutritionals	Convatec	Medical Imaging	Consumer Medicines	Continuing Operations
Price Increases(Decreases)	-2%	2%	—	-1%	—	-1%
Foreign Exchange	2%	1%	3%	1%	—	2%
Volume	-1%	3%	2%	2%	-11%	-1%

Total Change	-1%	6%	5%	2%	-11%	—

Total 2005 Period to Date Sales	$7,464	$1,074	$475	$296	$112	$9,421
Total 2004 Period to Date Sales	$7,566	$1,012	$451	$290	$126	$9,445

BRISTOL-MYERS SQUIBB COMPANY

2005 SECOND QUARTER REVIEW

CONTINUING OPERATIONS

($ in Millions)

Corporate Overview

	2005	% of Total	2004	% of Total	% Var.
Revenues:
Pharmaceuticals	$3,886	79.5%	$3,856	80.0%	1%
Nutritionals	548	11.2%	510	10.6%	7%
Related Healthcare	455	9.3%	453	9.4%	—
ConvaTec	247	5.0%	234	4.9%	6%
Medical Imaging	151	3.1%	151	3.1%	—
Consumer Medicines	57	1.2%	68	1.4%	-16%

	4,889	100.0%	4,819	100.0%	1%

		% of Sales		% of Sales	% Var.
Expenses:
COGS	1,483	30.3%	1,500	31.1%	-1%
MS&A	1,268	25.9%	1,201	24.9%	6%
Adv. & Promo.	365	7.5%	346	7.2%	5%
R&D	649	13.3%	625	13.0%	4%
In-process R&D	—	0.0%	62	1.3%	-100%
Provision for restructuring and other items	2	0.0%	6	0.1%	-67%
Litigation charges, net	(26)	-0.5%	379	7.8%	-107%
Gain on sale of business	—	0.0%	(18)	-0.4%	100%
Equity in net income of affiliates	(87)	-1.8%	(59)	-1.2%	-47%
Other (Inc)/Exp	105	2.2%	8	0.2%	*

	3,759	76.9%	4,050	84.0%	-7%

Earnings from Continuing Operations
Before Minority Interest and Income Taxes	1,130	23.1%	769	16.0%	47%
Provision for income taxes	(21)		118
Minority interest, net of taxes	160		128

Earnings from Continuing Operations	991	20.3%	523	10.9%	89%

Discontinued Operations
Net Earnings	—		4		-100%
Net gain on disposal	13		—		—

Net Earnings	$1,004	20.5%	$527	10.9%	91%

Earnings Per Common Share
Basic
Continuing Operations	$0.51		$0.27		89%
Discontinued Operations
Net earnings	—		—		—
Net gain on disposal	—		—		—

Earnings Per Share	$0.51		$0.27		89%

Diluted
Continuing Operations	$0.50		$0.27		85%
Discontinued Operations
Net earnings	—		—		—
Net gain on disposal	—		—		—

Earnings Per Share	$0.50		$0.27		85%

Average Shares - Basic	1,952		1,942
Average Shares - Diluted	1,984		1,976

Selected Products	Worldwide Sales	% Var.	Change in U.S. Rx Demand 2Q05 vs. 2Q04
Plavix	$968	26%	15%
Pravachol	625	-5%	-14%
Enfamil	250	12%	N/A
Avapro/Avalide	258	11%	15%
Abilify (total revenue)	240	97%	49%
Taxol	186	-25%	N/A
Sustiva	167	9%	5%
Reyataz	183	115%	44%
Ostomy	139	1%	N/A
Cardiolite	108	3%	N/A
Wound Therapeutics	103	10%	N/A
Erbitux	98	36%	N/A
Cefzil	54	-2%	-8%
Zerit	59	-24%	-31%
Monopril	54	-25%	-59%
Coumadin	50	-35%	-18%
Videx/Videx EC	43	-38%	-66%
Paraplatin	33	-86%	N/A
Glucovance	12	-74%	-85%
Baraclude	5	—	N/A

Other (Income)/Expense

	2005	2004
Interest Expense	$73	$70
Interest Income	(23)	(21)
Foreign Exchange	35	38
Other - net	20	(79)

	$105	$8

*	in excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

2005 SIX MONTH REVIEW

CONTINUING OPERATIONS

($ in Millions)

Corporate Overview

	2005	% of Total	2004	% of Total	% Var.
Revenues:
Pharmaceuticals	$7,464	79.2%	$7,566	80.1%	-1%
Nutritionals	1,074	11.4%	1,012	10.7%	6%
Related Healthcare	883	9.4%	867	9.2%	2%
ConvaTec	475	5.1%	451	4.8%	5%
Medical Imaging	296	3.1%	290	3.1%	2%
Consumer Medicines	112	1.2%	126	1.3%	-11%

	9,421	100.0%	9,445	100.0%	—

		% of Sales		% of Sales	% Var.
Expenses:
COGS	2,850	30.3%	2,857	30.2%	0%
MS&A	2,451	26.0%	2,427	25.7%	1%
Adv. & Promo.	683	7.3%	662	7.0%	3%
R&D	1,302	13.8%	1,208	12.8%	8%
In-process R&D	—	0.0%	62	0.7%	-100%
Provision for restructuring and other items	5	0.1%	18	0.2%	-72%
Litigation charges, net	98	1.0%	379	4.0%	-74%
Gain on sale of business	—	0.0%	(313)	-3.3%	100%
Equity in net income of affiliates	(156)	-1.7%	(134)	-1.4%	-16%
Other (Inc)/Exp, net	130	1.4%	46	0.5%	183%

	7,363	78.2%	7,212	76.4%	2%

Earnings Before Minority Interest and Income Taxes	2,058	21.8%	2,233	23.6%	-8%
Provision for income taxes	247		514
Minority interest, net of taxes	282		235

Earnings from Continuing Operations	1,529	16.2%	1,484	15.7%	3%

Discontinued Operations
Net Earnings	(5)		7		-171%
Net gain on disposal	13		—		—

Net Earnings	$1,537		$1,491		3%

Earnings Per Common Share
Basic
Continuing Operations	$0.79		$0.77		3%
Discontinued Operations
Net earnings	—		—
Net gain on disposal	—		—

Earnings Per Share	$0.79		$0.77		3%

Diluted
Continuing Operations	$0.78		$0.76		3%
Discontinued Operations
Net earnings	—		—
Net gain on disposal	—		—

Earnings Per Share	$0.78		$0.76		3%

Average Shares - Basic	1,950		1,940
Average Shares - Diluted	1,982		1,976

Selected Products	Worldwide Sales	% Var.	Change in U.S. Rx Demand YTD 05 vs. YTD 04
Plavix	$1,782	22%	15%
Pravachol	1,145	-14%	-15%
Enfamil	485	12%	N/A
Avapro/Avalide	454	6%	14%
Abilify (total revenue)	428	81%	51%
Taxol	391	-21%	N/A
Sustiva	340	16%	5%
Reyataz	332	108%	50%
Ostomy	266	1%	N/A
Cardiolite	210	7%	N/A
Wound Therapeutics	200	10%	N/A
Erbitux	185	108%	N/A
Cefzil	136	7%	-7%
Zerit	118	-13%	-31%
Monopril	113	-18%	-62%
Coumadin	99	-13%	-15%
Videx/Videx EC	92	-34%	-58%
Paraplatin	77	-84%	N/A
Glucovance	26	-83%	-87%
Baraclude	5	—	N/A

Other (Income)/Expense

	2005	2004
Interest Expense	$170	$139
Interest Income	(68)	(38)
Foreign Exchange	47	55
Other - net	(19)	(110)

	$130	$46

*	in excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE SALES BY PRODUCT

FOR THE THREE MONTHS ENDED JUNE 30, 2005

($ in millions)

	WORLDWIDE			INTERNATIONAL *			DOMESTIC *
	2005	2004	% growth	2005	2004	% growth	2005	2004	% growth
Total Company - Continuing Operations	$4,889	$4,819	1%	$2,221	$2,157	3%	$2,668	$2,662	—

PHARMACEUTICALS	3,886	3,856	1%	1,789	1,785	—	2,097	2,071	1%

Cardiovascular	2,031	1,891	7%	654	684	-4%	1,377	1,207	14%
Plavix	968	769	26%	145	118	23%	823	651	26%
Pravachol	625	656	-5%	272	330	-18%	353	326	8%
Avapro/ Avalide	258	233	11%	101	89	13%	157	144	9%
Monopril	54	72	-25%	52	59	-12%	2	13	-85%
Coumadin	50	77	-35%	8	7	14%	42	70	-40%
Capoten/Captopril	42	48	-13%	42	48	-13%	—	—	—

Virology	452	385	17%	226	167	35%	226	218	4%
Sustiva	167	153	9%	70	63	11%	97	90	8%
Reyataz	183	85	115%	85	20	* **	98	65	51%
Zerit	59	78	-24%	33	40	-18%	26	38	-32%
Videx/ Videx EC	43	69	-38%	38	44	-14%	5	25	-80%

Infectious Diseases	278	294	-5%	216	232	-7%	62	62	—
Cefzil	54	55	-2%	24	26	-8%	30	29	3%
Maxipime	52	50	4%	52	50	4%	—	—	—
Tequin	35	39	-10%	13	13	—	22	26	-15%
Baraclude	5	—	—	—	—	—	5	—	—

Oncology	371	619	-40%	259	329	-21%	112	290	-61%
Taxol	186	249	-25%	182	248	-27%	4	1	* **
Erbitux	98	72	36%	1	—	—	97	72	35%
Paraplatin	33	241	-86%	34	35	-3%	(1)	206	-100%

Affective (Psychiatric) Disorders	284	166	71%	78	45	73%	206	121	70%
Abilify**	240	122	97%	40	3	* **	200	119	68%
Sinemet	24	27	-11%	20	22	-9%	4	5	-20%

Metabolics	51	79	-35%	7	6	17%	44	73	-40%
Glucophage IR	20	12	67%	5	3	67%	15	9	67%
Glucophage XR	14	10	40%	—	1	—	14	9	56%
Glucovance	12	47	-74%	1	1	—	11	46	-76%
Metaglip	5	10	-50%	1	1	—	4	9	-56%

NUTRITIONALS	548	510	7%	281	255	10%	267	255	5%

Infant Formulas	396	365	8%	137	120	14%	259	245	6%
Enfamil	250	224	12%	79	66	20%	171	158	8%

Other Nutritional Products
Toddler/Children’s Nutritionals	124	118	5%	124	118	5%	—	—	—

RELATED HEALTHCARE	455	453	—	202	189	7%	253	264	-4%

CONVATEC PRODUCTS	247	234	6%	176	163	8%	71	71	—
Ostomy	139	137	1%	101	96	5%	38	41	-7%
Wound Therapeutics	103	94	10%	74	64	16%	29	30	-3%

MEDICAL IMAGING	151	151	—	24	24	—	127	127	—
Cardiolite	108	105	3%	12	13	-8%	96	92	4%

CONSUMER MEDICINES	57	68	-16%	2	2	0%	55	66	-17%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis.

As a result, the sum of segment sales for International and for Domestic do not tie to the Total Company International and Domestic sales shown above.

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In Excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE SALES BY PRODUCT

FOR THE SIX MONTHS ENDED JUNE 30, 2005

($ in millions)

	WORLDWIDE			INTERNATIONAL *			DOMESTIC *
	2005	2004	% growth	2005	2004	% growth	2005	2004	% growth
Total Company - Continuing Operations	$9,421	$9,445	—	$4,443	$4,275	4%	$4,978	$5,170	-4%

PHARMACEUTICALS	7,464	7,566	-1%	3,590	3,529	2%	3,874	4,037	-4%

Cardiovascular	3,743	3,639	3%	1,286	1,358	-5%	2,457	2,281	8%
Plavix	1,782	1,466	22%	286	230	24%	1,496	1,236	21%
Pravachol	1,145	1,327	-14%	534	658	-19%	611	669	-9%
Avapro/ Avalide	454	430	6%	195	170	15%	259	260	—
Monopril	113	137	-18%	108	125	-14%	5	12	-58%
Coumadin	99	114	-13%	15	13	15%	84	101	-17%
Capoten/Captopril	84	94	-11%	84	94	-11%	—	—	—

Virology	882	728	21%	425	323	32%	457	405	13%
Sustiva	340	292	16%	140	126	11%	200	166	20%
Reyataz	332	160	108%	142	29	* **	190	131	45%
Zerit	118	136	-13%	66	82	-20%	52	54	-4%
Videx/ Videx EC	92	140	-34%	77	86	-10%	15	54	-72%

Infectious Diseases	584	600	-3%	430	460	-7%	154	140	10%
Cefzil	136	127	7%	56	56	—	80	71	13%
Maxipime	98	94	4%	98	94	4%	—	—	—
Tequin	83	78	6%	23	24	-4%	60	54	11%
Baraclude	5	—	—	—	—	—	5	—	—

Oncology	758	1,162	-35%	531	632	-16%	227	530	-57%
Taxol	391	492	-21%	383	477	-20%	8	15	-47%
Erbitux	185	89	108%	1	—	—	184	89	107%
Paraplatin	77	469	-84%	63	65	-3%	14	404	-97%

Affective (Psychiatric) Disorders	516	324	59%	143	86	66%	373	238	57%
Abilify**	428	237	81%	67	5	* **	361	232	56%
Sinemet	49	50	-2%	40	43	-7%	9	7	29%

Metabolics	94	240	-61%	11	12	-8%	83	228	-64%
Glucophage IR	31	43	-28%	9	7	29%	22	36	-39%
Glucophage XR	27	29	-7%	—	1	-100%	27	28	-4%
Glucovance	26	149	-83%	1	3	-67%	25	146	-83%
Metaglip	10	19	-47%	1	1	—	9	18	-50%

NUTRITIONALS	1,074	1,012	6%	552	501	10%	522	511	2%

Infant Formulas	772	704	10%	267	235	14%	505	469	8%
Enfamil	485	432	12%	152	130	17%	333	302	10%

Other Nutritional Products
Toddler/Children’s Nutritionals	250	232	8%	250	232	8%	—	—	—

RELATED HEALTHCARE	883	867	2%	388	358	8%	495	509	-3%

CONVATEC PRODUCTS	475	451	5%	338	309	9%	137	142	-4%
Ostomy	266	264	1%	194	183	6%	72	81	-11%
Wound Therapeutics	200	181	10%	141	121	17%	59	60	-2%

MEDICAL IMAGING	296	290	2%	45	43	5%	251	247	2%
Cardiolite	210	197	7%	23	22	5%	187	175	7%

CONSUMER MEDICINES	112	126	-11%	5	6	-17%	107	120	-11%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis.

As a result, the sum of segment sales for International and for Domestic do not tie to the Total Company International and Domestic sales shown above.

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In Excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST AND INCOME TAXES

EXCLUDING SPECIFIED ITEMS

	2005
	Q1	Q2	TOTAL YEAR
Earnings from Continuing Operations Before Minority Interest and Income Taxes	$928	$1,130	$2,058

Specified items:
Gain on sale of equity investment	(18)	(9)	(27)
Litigation reserves	124	269	393
Insurance recoveries	—	(295)	(295)
Provision for restructuring / other	68	94	162

Earnings from Continuing Operations Before Minority Interest and Income Taxes Excluding Specified Items	$1,102	$1,189	$2,291

	2004
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings from Continuing Operations Before Minority Interest and Income Taxes	$1,464	$769	$1,146	$1,039	$4,418
Specified items:
Gain on sale of businesses	(295)	(18)	(3)	(4)	(320)
In-process research and development	—	62	1	—	63
Provision for restructuring / other	34	42	115	76	267
Litigation reserves	—	455	36	16	507

Earnings from Continuing Operations Before Minority Interest and Income Taxes Excluding Specified Items	$1,203	$1,310	$1,295	$1,127	$4,935

BRISTOL-MYERS SQUIBB COMPANY

DILUTED EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS

EXCLUDING SPECIFIED ITEMS

	2005
	Q1	Q2	TOTAL YEAR
Diluted Earnings per Common Share from Continuing Operations	$0.27	$0.50	$0.78
Specified items:
Gain on sale of equity investment	(0.01)	—	(0.01)
Litigation reserves	0.05	0.10	0.15
Insurance recoveries	—	(0.09)	(0.09)
Provision for restructuring / other	0.03	0.03	0.05
Tax items	—	(0.07)	(0.07)

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items	$0.34	$0.47	$0.81

	2004
	Q1	Q2	Q3	Q4	TOTAL YEAR
Diluted Earnings per Common Share from Continuing Operations	$0.49	$0.27	$0.38	$0.07	$1.21
Specified items:
Gain on sale of businesses	(0.09)	(0.01)	—	—	(0.10)
In-process research and development	—	0.03	—	—	0.03
Provision for restructuring / other	0.01	0.02	0.04	0.03	0.10
Litigation reserves	—	0.15	0.01	—	0.16
Tax items	—	—	0.01	0.29	0.30

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items	$0.41	$0.46	$0.44	$0.39	$1.70

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED JUNE 30, 2005 AND 2004

Three months ended June 30, 2005

	Cost of products sold	Research and development	Provision for restructuring and other items, net	Litigation expense	Other (income) / expense, net	Total
Litigation Matters:
Private litigations and governmental investigations	$—	$—	$—	$249	$—	$249
Erisa litigation and other matters	—	—	—	20	—	20
Insurance recoveries	—	—	—	(295)	—	(295)

	—	—	—	(26)	—	(26)

Other:
Gain on sale of equity investment	—	—	—	—	(9)	(9)
Loss on sale of fixed assets	—	—	—	—	1	1
Accelerated depreciation and asset impairment	21	1	—	—	—	22
Downsizing and streamlining of worldwide operations	—	—	2	—	—	2
Debt retirement costs	—	—	—	—	69	69

	$21	$1	$2	$(26)	$61	59

Income taxes on items above						18
Adjustment to deferred taxes on repatriation of foreign earnings						(135)

Increase to Net Earnings from Continuing Operations						$(58)

Three months ended June 30, 2004

	Cost of products sold	Research and development	Acquired in-process research and development	Gain on sale of business	Provision for restructuring and other items, net	Litigation settlement expense / (income)	Total
Litigation Matters:
Private litigation and governmental investigations	$—	$—	$—	$—	$—	$320	$320
Product liability	75	—	—	—	—	—	75
Pharmaceutical pricing and sales litigation	—	—	—	—	—	34	34
Commercial litigation	26	—	—	—	—	—	26
Anti-trust litigation	—	—	—	—	—	25	25
Product liability insurance recovery	(25)	—	—	—	—	—	(25)

	76	—	—	—	—	379	455

Other:
Gain on sale of Adult Nutritional business	—	—	—	(18)	—	—	(18)
Accelerated depreciation	11	—	—	—	—	—	11
Downsizing and streamlining of worldwide operations	—	—	—	—	6	—	6
Milestone payment	—	25	—	—	—	—	25
Acordis IPR&D write-off	—	—	62	—	—	—	62

	$87	$25	$62	$(18)	$6	$379	541

Income taxes on items above							(159)

Reduction to Net Earnings from Continuing Operations							$382

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 AND 2004

Six months ended June 30, 2005

	Cost of products sold	Research and development	Provision for restructuring and other items, net	Litigation expense	Other (income) / expense, net	Total
Litigation Matters:
Private litigations and governmental investigations	$—	$—	$—	$373	$—	$373
Erisa liability and other matters	—	—	—	20	—	20
Insurance recoveries	—	—	—	(295)	—	(295)

	—	—	—	98	—	98
Other:
Gain on sale of equity investment	—	—	—	—	(27)	(27)
Loss on sale of fixed assets	—	—	—	—	17	17
Accelerated depreciation and asset impairment	34	2	—	—	—	36
Downsizing and streamlining of worldwide operations	—	—	5	—	—	5
Upfront and milestone payments	—	35	—	—	—	35
Debt retirement costs	—	—	—	—	69	69

	$34	$37	$5	$98	$59	233

Income taxes on items above						(24)
Adjustment to deferred taxes on repatriation of foreign earnings						(135)

Reduction to Net Earnings from Continuing Operations						$74

Six months ended June 30, 2004

	Cost of products sold	Research and development	Acquired in-process research and development	Gain on sale of business	Provision for restructuring and other items, net	Litigation settlement expense / (income)	Other expense, net	Total
Litigation Matters:
Private litigation and governmental investigations	$—	$—	$—	$—	$—	$320	$—	$320
Product liability	75	—	—	—	—	—	—	75
Pharmaceutical pricing and sales litigation	—	—	—	—	—	34	—	34
Commercial litigation	26	—	—	—	—	—	—	26
Anti-trust litigation	—	—	—	—	—	25	—	25
Product liability insurance recovery	(25)	—	—	—	—	—	—	(25)

	76	—	—	—	—	379	—	455
Other:
Gain on sale of Adult Nutritional business	—	—	—	(313)	—	—	—	(313)
Accelerated depreciation	23	—	—	—	—	—	4	27
Downsizing and streamlining of worldwide operations	1	—	—	—	18	—	—	19
Milestone payments	—	30	—	—	—	—	—	30
Acordis IPR&D write-off	—	—	62	—	—	—	—	62

	$100	$30	$62	$(313)	$18	$379	$4	280

Income taxes on items above								(55)

Reduction to Net Earnings from Continuing Operations								$225

BRISTOL-MYERS SQUIBB COMPANY

SELECT ADDITIONAL FINANCIAL INFORMATION

	($ in Millions)
	June 30, 2005	December 31, 2004
Balance Sheet Items

Cash, cash equivalents and marketable debt securities	$3,040	$7,474
Receivables, net of allowances	3,315	4,373

Short-term borrowings	292	1,883
Long-term debt	6,008	8,463

Stockholders’ equity	10,801	10,202

Other Items

For the three months ended June 30, 2005:

Quarterly Dividend	$0.28

Gross Margin	69.7%

Capital Expenditures and Capitalized Software	$171 million

BRISTOL-MYERS SQUIBB COMPANY

2005 DILUTED EPS FROM CONTINUING OPERATIONS

IMPACT OF PROJECTED SPECIFIED ITEMS

Diluted EPS Impact
Anticipated restructuring	$(0.04)
Licensing milestones	(0.02)
Debt retirement costs	(0.02)
Litigation Reserves	(0.15)
Insurance recoveries	0.10
Gain on sales of equity investment	0.01
Gain on sale of Consumer Medicines	0.19
Adjustment to deferred taxes on repatriation of foreign earnings	0.07

Total	$0.14

BRISTOL-MYERS SQUIBB COMPANY

ESTIMATED MONTHS ON HAND OF TOP 15 U.S. PHARMACEUTICAL PRODUCTS

IN THE U.S. WHOLESALER DISTRIBUTION CHANNEL

The following table sets forth, for each of the Company’s top 15 pharmaceutical products sold by the Company’s U.S. Pharmaceuticals business (based on 2004 net sales), the amount of the U.S. Pharmaceutical business’s net sales of the applicable product for each of the three months ended June 30, 2005 and March 31, 2005 and the estimated number of months on hand of the applicable product in the U.S. wholesaler distribution channel at the end of each quarter.

	Q2 2005 Net Sales	Months on Hand as of June 30, 2005	Q1 2005 Net Sales	Months on Hand as of March 31, 2005
	(dollars in millions)		(dollars in millions)
Abilify	$200	0.7	$161	0.7
Avapro/Avalide	157	0.6	102	0.8
Cefzil	30	0.8	50	0.7
Coumadin	42	0.7	42	1.0
Dovonex	36	0.7	30	0.6
Erbitux*	97	—	87	**
Glucophage Franchise	44	0.8	39	1.0
Paraplatin	(1)	0.8	15	0.9
Plavix	823	0.6	673	0.8
Pravachol	353	0.7	258	0.8
Reyataz	98	0.8	92	0.8
Sustiva	97	0.8	103	0.8
Tequin	22	0.8	38	0.7
Videx/Videx EC	5	1.0	10	1.2
Zerit	26	0.8	26	0.8

The Company determines the above months on hand estimates by dividing the estimated amount of the product in the wholesaler distribution channel by the estimated amount of out-movement of the product over a period of thirty-one days calculated as described below. Factors that may influence the Company’s estimates include generic competition, seasonality of products, wholesaler purchases in light of increases in wholesaler list prices, new product launches, new warehouse openings by wholesalers and new customer stockings by wholesalers. In addition, such estimates are calculated using data from third parties which data are a product of the third parties’ own record-keeping processes and such third-party data also may reflect estimates.

Estimates of product in the wholesaler distribution channel and out-movement are based on weekly information received directly from third-parties, and excludes any inventory held by intermediaries such as retailers and hospitals, and excludes goods in transit to such wholesalers. The Company determines the amount of out-movement of a product over a period of thirty-one days by using the most recent out-movement of a product as provided by these third parties, adjusted to reflect the Company’s estimate of goods in transit to these wholesalers. The Company estimates the amount of goods in transit by using information provided by these wholesalers with respect to their open orders and the Company’s records of sales to these wholesalers with respect to such open orders.

*	To help maintain the product quality of the Company’s biologic oncology product, ERBITUX, the product is shipped only to end-users and not to other intermediaries (such as wholesalers) to hold for later sales. During 2004 and through May 2005, one of the Company’s wholesalers provided warehousing, packing and shipping services for ERBITUX. Such wholesaler held ERBITUX inventory on consignment and, under the Company’s revenue recognition policy, the Company recognized revenue when such inventory was shipped by the wholesaler to the end-user. The above estimates of months on hand for the three months ended March 31, 2005, were calculated by dividing the inventories of ERBITUX held by the wholesaler for its own account as reported by the wholesaler as of the end of the quarter by the Company’s net sales for the last calendar month of the quarter. The inventory levels reported by the wholesaler are a product of the wholesaler’s own record-keeping process. After the divestiture of OTN in May 2005, the Company no longer had consignment inventory at the wholesaler, and recognized revenue upon shipment to that wholesaler, consistent with its terms of sale and revenue recognition policy. At June 30, 2005, there was no ERBITUX inventory held by wholesalers.
**	Less than 0.1 months on hand.